EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of EMPS Research Corporation, on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Louis Naegle, Principal Executive Officer and Jennifer Preece, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: March 29, 2004                                    /s/ Louis Naegle
                                                      --------------------------
                                                      Louis Naegle, Principal
                                                      Executive Officer



Date: March 29, 2004                                    /s/ Jennifer Preece
                                                      --------------------------
                                                      Jennifer Preece, Principal
                                                      Financial Officer